HELIX
ENERGY SOLUTIONS

Third Quarter 2018 Conference Call

October 23, 2018



Forward-Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including Helix's most recently filed Annual Report on Form 10-K and in Helix's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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Presentation Outline



ROV Operations on Grand Canyon II

HELIX ENERGY SOLUTIONS

Executive Summary


SIEM HELIX 1

HELIX
ENERGY SOLUTIONS

Executive Summary

($ in millions, except per share data)	Three Months Ended			Nine Months Ended	
	9/30/2018	9/30/2017	6/30/2018	9/30/2018	9/30/2017
Revenues	$ 213	$ 163	$ 205	$ 581	$ 418
Gross profit	$ 52	$ 21	$ 43	$ 108	$ 39
	24%	13%	21%	19%	9%
Net income (loss)	$ 27	$ 2	$ 18	$ 42	$ (21)
Diluted earnings (loss) per share	$ 0.18	$ 0.02	$ 0.12	$ 0.29	$ (0.14)
Adjusted EBITDA[1]					
Business segments	$ 73	$ 40	$ 64	$ 170	$ 98
Corporate, eliminations and other	(14)	(10)	(12)	(32)	(23)
Adjusted EBITDA	$ 59	$ 30	$ 52	$ 138	$ 75
Cash and cash equivalents	$ 325	$ 357	$ 288	$ 325	$ 357
Cash flows from operating activities	$ 63	$ 16	$ 47	$ 151	$ 31

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

HELIX ENERGY SOLUTIONS

Executive Summary

Highlights

Q3 2018

- Net income of $27 million, $0.18 per diluted share, compared to $18 million, $0.12 per diluted share, in Q2 2018 and $2 million, $0.02 per diluted share, in Q3 2017
- Adjusted EBITDA[1] of $59 million compared to $52 million in Q2 2018 and $30 million in Q3 2017
- Operating cash inflow of $63 million compared to $47 million in Q2 2018 and $16 million in Q3 2017
- Free cash flow[1] of $50 million compared to $26 million in Q2 2018 and $(21) million in Q3 2017

Q3 2018 Year to date

- Net income of $42 million, $0.29 per diluted share, compared to net loss of $(21) million, $(0.14) per diluted share, in same period in 2017
- Adjusted EBITDA of $138 million compared to $75 million in same period in 2017
- Operating cash flow of $151 million compared to $31 million in same period in 2017
- Free cash flow of $95 million compared to $(90) million in same period in 2017

[1]Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 25.

Executive Summary

Operations

- Well Intervention – Q3 2018
  - Utilization of 91% across the well intervention vessel fleet
    - 79% in the GOM
    - 99% in the North Sea
    - 95% in Brazil
  - 15K IRS utilization 28%; 10K IRS idle
- Robotics – Q3 2018
  - Robotics chartered vessels utilization 98%, including 113 spot vessel days
  - ROVs, trenchers and ROVDrills utilization 42%, including 219 trenching days
- Production Facilities – Operated at full rates in Q3 2018

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $472 million at 9/30/18
- Cash and cash equivalents totaled $325 million at 9/30/18
  - $13 million of cash used for scheduled debt principal repayments in Q3 2018
  - $13 million of cash used for capital expenditures in Q3 2018
- Long-term debt[2] of $448 million at 9/30/18 compared to $459 million at 6/30/18
- Net debt[3] of $123 million at 9/30/18 compared to $171 million at 6/30/18; see debt instrument profile on slide 17

[1]Liquidity is calculated as the sum of cash and cash equivalents ($325 million) plus available capacity under our revolving credit facility ($147 million)
[2]Net of unamortized discounts and issuance costs
[3]Net debt is calculated as total long-term debt less cash and cash equivalents

HELIX ENERGY SOLUTIONS

Operational Highlights


HELIX

HELIX
ENERGY SOLUTIONS

Business Segment Results

	Three Months Ended					
	9/30/2018		9/30/2017		6/30/2018	
Revenues						
Well Intervention	$ 155		$ 112		$ 162	
Robotics	54		47		39	
Production Facilities	16		16		16	
Intercompany elimination	(12)		(12)		(12)	
Total	$ 213		$ 163		$ 205	
Gross profit (loss), %						
Well Intervention	$ 38	24%	$ 20	19%	$ 38	24%
Robotics	8	15%	(7)	-15%	(1)	-4%
Production Facilities	7	43%	8	47%	7	43%
Elimination and other	(1)		-		(1)	
Total	$ 52	24%	$ 21	13%	$ 43	21%

Third Quarter 2018

- Well Intervention achieved 91% utilization across the vessel fleet
- Q4000 59% utilized; Q5000 100% utilized
- Well Enhancer 100% utilized; Seawell 98% utilized
- Siem Helix 1 100% utilized; Siem Helix 2 90% utilized
- Robotics achieved 98% utilization on chartered vessel fleet; 42% utilization of ROVs, trenchers and ROVDrills



Seawell

HELIX ENERGY SOLUTIONS

Well Intervention – GOM

Gulf of Mexico

- Q5000 – 100% utilized in Q3 2018 for BP
- Q4000 – 59% utilized in Q3 2018; worked on two wells performing production enhancement and P&A programs; between projects and idle at quarter-end
- 15K IRS rental unit – 28% utilized in Q3 2018; system idle at quarter-end
- 10K IRS rental unit – system idle in Q3 2018



Q5000



Q4000

HELIX ENERGY SOLUTIONS

Well Intervention – North Sea

North Sea

- Well Enhancer – 100% utilized in Q3 2018; performed intervention operations on eight wells for one customer and diving operations for another customer
- Seawell – 98% utilized in Q3 2018; operational for two customers in diving and intervention mode on five wells



Well Enhancer



Seawell

HELIX ENERGY SOLUTIONS

Well Intervention – Brazil

Brazil

- Siem Helix 1 – 100% utilized during Q3 2018; performed abandonment through-tubing scopes on two wells and workover and performance enhancement operations on one well
- Siem Helix 2 – 90% utilized during Q3 2018; performed workover and performance enhancement operations on five wells and one tree cap removal; vessel utilization impacted by unplanned maintenance



Siem Helix 1



Siem Helix 2

HELIX ENERGY SOLUTIONS

Robotics

- 98% chartered vessel fleet utilization (including spot vessels) in Q3 2018; 42% utilization for ROVs, trenchers and ROVDrills
- Grand Canyon (North Sea) – full utilization performing trenching during Q3 2018
- Grand Canyon II (GOM) – 90 days of utilization during Q3 2018, including 12 days on an ROV support project with the remainder on walk to work project
- Grand Canyon III (North Sea) – full utilization performing trenching during Q3 2018
- Spot Vessels – 113 days of spot vessel utilization during Q3 2018, using five different vessels in three regions
- Trenching – 219 days of trenching during Q3 2018



ROV



Grand Canyon II

HELIX ENERGY SOLUTIONS

Utilization



100%
80%
60%
40%
20%
0%
91%
88%
88%
98%
70%
80%
42%
38%
46%
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers
Q3 2018
Q2 2018
Q3 2017

- Q4000
- Seawell
- Well Enhancer
- Q5000
- Siem Helix 1[1]
- Siem Helix 2[1,2]

- *Grand Canyon*[1]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1]
- *Deep Cygnus*[1,3]
- *Spot vessels*[1]

- 47 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1] Chartered vessel
[2] Vessel commenced service in December 2017
[3] Charter terminated in February 2018

Key Financial Metrics



HELIX
ENERGY SOLUTIONS

Debt Instrument Profile

Total funded debt[1] of $489 million at end of Q3 2018

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $35 million Term Loan – LIBOR + 4.25%
  - Amortization payments of $1.0 million in 2018 and $4.7 million in 2019, and remaining balance of $29 million in 2020
- $70 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $134 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in 2020

Debt Instrument Profile at 9/30/18
Principal Payment Schedule
($ in millions)



$200
$100
$0
$10
$47
$126
$7
$133
$166
2018
2019
2020
2021
2022
2023-2027
Term Loan
CSN 2023
MARAD
Q5000 Loan
CSN 2022

[1] Excludes unamortized debt discounts and debt issuance costs
[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile



$1,200
$800
$400
$0
($ in millions)
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
$496
$229
$448
$123
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
09/30/2018
LT Debt¹
Net Debt²
Liquidity³

Liquidity of approximately $472 million at 9/30/18

[1] Long-term debt is net of unamortized debt issuance costs and discount of our Convertible Senior Notes due 2022, Convertible Senior Notes due 2023 and Convertible Senior Notes due 2032.
[2] Net debt is calculated as long-term debt less cash and cash equivalents
[3] Liquidity is calculated as the sum of cash and cash equivalents ($325 million) plus available capacity under our revolving credit facility ($147 million)

HELIX ENERGY SOLUTIONS

2018 Outlook



HELIX
ENERGY SOLUTIONS

2018 Outlook: Forecast

($ in millions)	2018 Outlook	2017 Actual
Revenues	$ ~ 715-745	$ 581
Adjusted EBITDA[1]	~ 148-160	107
Capital Additions	~135	248
Revenue Split:		
Well Intervention	$ 540-565	$ 406
Robotics	150-155	153
Production Facilities	65	64
Elimination	(40)	(42)
Total	$ ~ 715-745	$ 581

Key 2018 forecast drivers:

- Siem Helix 1 & Siem Helix 2 both operational in Brazil
- Robotics segment improvements:
  - o Reduction in chartered vessel fleet with return of Deep Cygnus in Q1 2018
  - o Increased trenching work
  - o Vessel and ROV utilization
- Q4000 and Q5000 utilization
- Continued strengthening of North Sea market

[1] Outlook for 2018 includes an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts.

HELIX ENERGY SOLUTIONS

2018 Outlook: Well Intervention

- Total backlog at September 30, 2018 was approx. $1.2 billion, including $0.9 billion for Well Intervention
- Gulf of Mexico
  - Q4000 – entered fourth quarter idle and between projects; awarded five-well contract starting in December 2018
  - Q5000 – working in spot market during fourth quarter; contracted for two one-well P&A programs
  - 15K IRS rental unit – potential for one-well production enhancement program in late November
  - 10K IRS rental unit – available in spot market
- North Sea
  - Seawell – committed work through early December; further prospects for remainder of December 2018
  - Well Enhancer – committed work into early December
- Brazil
  - Siem Helix 1 and 2 – working for Petrobras

2018 Outlook: Robotics

- Grand Canyon (North Sea) – performing trenching work for the remainder of 2018 and into first quarter of 2019
- Grand Canyon II (GOM) – pursuing spot market opportunities with some contracted work for the remainder of 2018
- Grand Canyon III (North Sea) – trenching work into October; pursuing other spot opportunities for the remainder of 2018
- Spot vessels – we continue to use spot vessels to supplement our chartered fleet; currently working the Posh Mallard in the Southeast Asia

HELIX ENERGY SOLUTIONS

2018 Outlook: Capital Additions & Balance Sheet

2018 Capital Additions are currently forecasted at approximately $135 million, consisting of the following:

- Growth Capex - $117[1] million in growth capital, primarily for newbuilds:
  - $110 million for Q7000, including a $69 million shipyard payment in December 2018
  - $7 million for intervention systems
- Maintenance Capex - $18 million for vessel and intervention system maintenance (including dry dock costs)
- Capital Additions for the remainder of 2018 expected to be $85 million

Balance Sheet

- Our total funded debt[2] level is expected to decrease by $10 million (from $489 million at September 30, 2018 to $479 million at December 31, 2018) as a result of scheduled principal payments.

[1] Includes capitalized interest

[2] Excludes unamortized discounts and issuance costs

HELIX ENERGY SOLUTIONS

Non-GAAP Reconciliations


KLEVEN
ST-259 CD
GRAND CANYON

HELIX
ENERGY SOLUTIONS

Non-GAAP Reconciliations

($ in millions)	Three Months Ended			Nine Months Ended		Twelve Months Ended
	9/30/2018	9/30/2017	6/30/2018	9/30/2018	9/30/2017	12/31/2017
Adjusted EBITDA:						
Net income (loss)	$ 27	$ 2	$ 18	$ 42	$ (21)	$ 30
Adjustments:						
Income tax provision (benefit)	1	(2)	-	1	(1)	(50)
Net interest expense	3	4	4	11	16	19
Loss on extinguishment of long-term debt	-	-	-	1	-	-
Other expense, net	1	1	3	3	1	1
Depreciation and amortization	28	26	28	83	83	109
Non-cash losses on equity investment	-	-	-	-	-	2
EBITDA	60	31	53	141	78	111
Adjustments:						
Realized losses from FX contracts not designated as hedging instruments	(1)	(1)	(1)	(2)	(3)	(4)
Other than temporary loss on note receivable	-	-	-	(1)	-	-
Adjusted EBITDA	$ 59	$ 30	$ 52	$ 138	$ 75	$ 107
Free cash flow:						
Cash flows from operating activities	$ 63	$ 16	$ 47	$ 151	$ 31	$ 52
Less: Capital expenditures, net of proceeds from sale of assets	(13)	(37)	(21)	(56)	(121)	(221)
Free cash flow	$ 50	$ (21)	$ 26	$ 95	$ (90)	$ (169)

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income and expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX ENERGY SOLUTIONS

HELIX ENERGY SOLUTIONS

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